EXHIBIT 99

                       PRESS RELEASE DATED JULY 10, 2006

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EXHIBIT 99

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
Continental Minerals Corporation                                               Great China Mining Inc.
1020 - 800 West Pender Street                                                  (formerly China NetTV Holdings Inc.)
Vancouver, BC                                                                  World Trade Centre
Canada V6C 2V6                                                                 Suite 536-999 Canada Place
Tel   604 684 6365                                                             Vancouver, BC V6C 3E2
Fax  604 684 8092                                                              Tel   604 641 1366
Toll Free 1 800 667 2114                                                       Fax  604 641 1377
www.continentalminerals.com                                                    www.greatchinamining.com
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                 DRILLING CONTINUES TO EXPAND XIETONGMEN DEPOSIT
            189.7 metres grading 1.04% CuEq intersected in hole 6118

July 10, 2006, Vancouver, BC - Continental Minerals Corporation (TSX.V-KMK; OTC.BB-KMKCF) and Great China Mining Inc. (OTC.BB-GCHA) announce the results from additional core holes (6111 to 6138) drilled in 2006 at the Xietongmen copper-gold deposit, located 240 kilometres west of Lhasa in Tibet, People's Republic of China.

Drilling in 2005 outlined a significant porphyry copper-gold deposit at Xietongmen with excellent potential for expansion. The comprehensive 2006 program is designed to fully assess the resource potential of the project and initiate programs for a feasibility study and environmental and social impact assessments. The studies are targeted for completion in 2007.

Nine rigs are currently active at site in the planned 22,000-metre program, testing the extensions of the Xietongmen deposit. Long intervals with excellent grades of copper and gold continue to be intersected. The current drilling is testing all sides of the deposit, defining the eastern and southern limits as well as stepping out further to the north and to the west. Of the 28 holes in this series, four are larger diameter (PQ sized) holes drilled to obtain samples for metallurgical comminution testwork, and three others have assays pending.

In the east, drill hole 6118, section 3249100N, intersected 189.7 metres grading 1.04% copper equivalent (CuEQ), including a higher-grade section of 69 metres averaging 1.24% CuEQ. In the same area, on section 3249050N, hole 6131 intersected a wide interval with excellent grade: 104 metres averaging 0.60% CuEQ. Together these two sections have extended the deposit a further 100 metres to the east.

In the south, significant intersections were made along a fence of in-fill holes between sections 3248750 and 3248950N, confirming earlier intersections in the southern part of the deposit. Holes 6125, 6128, 6130GT, and 6133 intersected high grade copper mineralization: the best intersections were in hole 6128, with an interval of 83.3 metres averaging 0.92% CuEQ, and 100 metres to the west in hole 6137, with an interval of 90.9 metres averaging 0.82% CuEQ, including an intersection of 22.3 metres averaging 1.27% CuEq of near surface supergene (copper enriched) mineralization. Holes 6112 to 6115, 6119, 6121 and 6124 have defined the southern limit of the deposit.

In the west, five holes (6111, 6116, 6117, 6120, and 6122) all intersected weaker mineralization, but indicate wide alteration and mineralization persists over thicknesses of 300 metres in this area. The best intersection was in hole 6116: 31.7 metres averaging 0.67% CuEq.

A Table of Assay Results is attached. A Property Location Map, a Drill Hole Plan and Cross Sections are posted on the websites: www.continentalminerals.com & www.greatchinamining.com.

In addition to the resource definition program, a number of other activities are in progress. These include metallurgical testing, geotechnical drilling, and environmental and socio-economic baseline studies. In conjunction with the targeted technical programs, an expanded community engagement program is underway. Active dialogue with the local residents in the Tibetan villages and the various authorities in the region will be ongoing in order that the project proceeds in a manner that respects local socio-economic priorities and incorporates a high standard of environmental management.

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                                       -2-

Continental and Great China Mining announced the execution of the definitive merger agreements between Continental and certain principal Great China Mining shareholders, whereby the companies will be merged to unify 100% ownership in the Xietongmen property in Continental (see joint news release June 12, 2006), as well as the preliminary TSX Venture Exchange approval. Completion of the merger is subject to a number of conditions including shareholders and regulatory approvals, and is likely to complete in the third quarter of 2006. Mark Rebagliati, P.Eng., a Qualified Person as defined under National Instrument 43-101, is supervising the drilling program and quality assurance and quality control ("QAQC") programs on behalf of Continental Minerals Corporation. The program includes rigorous QAQC procedures. Acme Analytical Laboratories of Vancouver, BC, an ISO 9001:2000 accredited laboratory, performs the sample preparation and assaying for the project. Gold analysis is by 30 g Fire Assay fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES/ICP-Mass Spectroscopy finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.

   Gerald Panneton
   President & CEO
   Continental Minerals Corporation

For further information:
   Continental Minerals Corporation                   Great China Mining Inc.
   Tel   604 684 6365                                 Tel   604 641 1366
   Toll Free 1 800 667 2114                           www.greatchinamining.com
   www.continentalminerals.com

               No regulatory authority has approved or disapproved
                the information contained in this news release.

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This release  includes  certain  statements that may be deemed  "forward-looking statements". All statements in this release, other than statements of historical facts, that address the proposed merger, acquisition of additional property, exploration drilling, exploitation activities and events or developments that the companies expect are forward-looking statements. Although the companies believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include market prices, exploitation and exploration successes, and continued availability of capital and financing, and general economic, market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements.

For more information on Continental Minerals Corporation, Investors should review the Company's annual Form 20-F filing with the United States Securities Commission at www.sec.gov and its home jurisdiction filings that are available at www.sedar.com.

For more information on Great China Mining Inc., Investors should review the Company's annual report on Form 10-KSB with the United States Securities Commission at www.sec.gov.

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                                                      XIETONGMEN PROJECT NEW ASSAY RESULTS
                                                                JULY 10, 2006

----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
Drill Hole              Section          From       To (metres)    Intercept     Intercept    Cu %    Au g/t    CuEQ1    AuEQ1
                                       (metres)                     (metres)      (feet)                          %        g/t
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6111                  3249350N          140.0          217.0         77.0          253       0.13     0.16      0.21      0.40
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6111                  3249350N          217.0          233.3         16.3           53       0.08     0.11      0.13      0.25
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6111                  3249350N          233.3          274.9         41.6          136       0.16     0.24      0.29      0.54
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6112                  3248700N     No significant intersections
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6113                  3248800N     No significant intersections
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6114                  3248700N     No significant intersections
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6115                  3248800N     No significant intersections
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6116                  3249050N          66.1           97.8          31.7          104       0.58     0.17      0.67      1.28
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6117                  3249400N     No significant intersections
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6118                  3249100N          117.0          306.7         189.7          622      0.60     0.84      1.04      1.98
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6118       Incl.      3249100N          196.0          265.0          69.0          226      0.68     1.07      1.24      2.37
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6119                  3248750N     No significant intersections
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
                       3249250N            No significant
 6120                                      intersections
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6121                  3248800N     No significant intersections
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6122                  3249300N           6.4           48.1          41.7          137       0.08     0.92      0.56      1.07
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6122                  3249300N          48.1           361.0         312.9         1027      0.08     0.12      0.14      0.27
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
6123M                  3248900N          Metallurgical hole
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6124                  3248800N     No significant intersections
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6125                  3248750N          18.3           34.6          16.3           53       0.92     0.45      1.16      2.20
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6126                  3249100N          166.0          328.0         162.0         532       0.29     0.40      0.50      0.95
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6127                  3248800N           0.0           63.3          63.3          208       0.12     0.03      0.13      0.25
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6128                  3248850N           16.7          100.0          83.3          273      0.60     0.61      0.92      1.75
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6129                  3249150N           Samples pending
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
6130GT                 3248900N           13.0          137.4         124.4          408      0.63     0.39      0.84      1.59
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6131                  3249050N          111.0          215.0         104.0         341       0.30     0.57      0.60      1.14
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6131       Incl.      3249050N          155.0          215.0         60.0          197       0.36     0.68      0.72      1.38
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------

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                                                      XIETONGMEN PROJECT NEW ASSAY RESULTS              Continued
                                                                JULY 10, 2006

Drill Hole              Section          From       To (metres)    Intercept     Intercept    Cu %    Au g/t    CuEQ1    AuEQ1
                                       (metres)                     (metres)      (feet)                          %        g/t
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
6132M                  3249300N          Metallurgical hole
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6133                  3248850N          18.1           114.5         96.4          316       0.34     0.18      0.43      0.82
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6133       Incl.      3248850N          18.1           29.9          11.8           39       0.54     0.06      0.58      1.10
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
6134M                  3249050N          Metallurgical hole
----------- -------- -------------- ------------------------------------------- ------------ -------- -------- --------- ---------
 6135                  3249150N         Hole abandoned; re-drilled as 6158
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
 6136                  3249050N           Samples pending
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6137                  3248850N           27.7          118.6          90.9          298      0.54     0.53      0.82      1.56
----------- -------- -------------- --------------- ------------- ------------- ------------ -------- -------- --------- ---------
 6137       Incl.      3248850N           27.7           50.0          22.3          73       1.12     0.27      1.27      2.41
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------
6138M                  3248950N          Metallurgical hole
----------- -------- -------------- ----------------------------- ------------- ------------ -------- -------- --------- ---------

1 Copper and gold equivalent calculations use metal prices of US$1.25/lb for copper and US$450/oz for gold.
 Adjustment factors to account for differences in relative metallurgical recoveries for gold and copper will depend upon the completion of definitive metallurgical testing.
 CuEQ = Cu % + (Au g/t x 14.47/27.56)
 AuEQ = (Cu % x 27.56/14.47) + Au g/t
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